UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                             September 9, 2005
                          ------------------------
                               Date of Report
                     (Date of earliest event reported)



                     AUSTRALIAN-CANADIAN OIL ROYALTIES, LTD.
                     ---------------------------------------
               (Exact name of Registrant as specified in charter)


                           Commission File No. 0-29832


     British Columbia, Canada                   75-2712845
   ----------------------------             -------------------
   (State or other jurisdiction              (I.R.S. Employer
          of incorporation)                  Identification No.)



     1301 Avenue M, Cisco, Texas                      76437
------------------------------------              ------------
(Address of principal executive office)             (Zip Code)


Registrant's Telephone Number, Including Area Code: (254) 442-2638


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act
    (17 CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).


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Item 4.01 -- Changes in Registrant's Certifying Accountant.

      (a) Robert Early & Company, P.C. (RECO) has notified Australian-Canadian Oil Royalties, Ltd. (ACOR) that it has resigned as ACOR's principal accountants effective September 6, 2005, because it has closed the auditing and accounting portion of its practice.

      RECO's audit reports on ACOR's financial statements as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. They were qualified as to ACOR's ability to maintain a going concern.

      During ACOR's two most recent fiscal years ended December 31, 2004 and the subsequent interim period through the date of RECO's resignation,
(i) there were no disagreements with RECO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to RECO's satisfaction, would have caused RECO to make reference to the subject matter of the disagreement(s) in connection with its report, and (ii) there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

      ACOR provided RECO with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested RECO to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above. Attached as
Exhibit 16 is a copy of RECO's letter to the Securities and Exchange
Commission.

      (b) On September 7, 2005, the Company engaged Killman, Murrell & Company, P.C. ("KMC") as its new independent accountant. Prior to the engagement of KMC, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with KMC regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by KMC.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

       NUMBER      DESCRIPTION
       ------    ---------------------------------------------
         16      Letter from Robert Early & Company, P.C. to the Securities and Exchange Commission dated September 9, 2005.


                               SIGNATURES

Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AUSTRALIAN-CANADIAN OIL ROYALTIES, LTD.


Date:  September 9, 2005            By:   /s/ ROBERT KAMON
                                        ------------------------------
                                        Robert Kamon, Secretary

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